                         TOYOTA MOTOR CREDIT CORPORATION
             Servicer's Certificate - Toyota Auto Lease Trust 1997-A

 Distribution Date of October 25, 1999 for the Collection Period of September 1
                           through September 30, 1999


Pool Data - Original Deal Parameters
------------------------------------
Aggregate Net Investment Value (ANIV)                                                                           1,231,231,519.20
Discounted Principal Balance                                                                                    1,231,231,519.20
Servicer Advance                                                                                                    2,825,418.78
Servicer Payahead                                                                                                   1,580,862.05
Number of Contracts                                                                                                       56,340
Weighted Average Lease Rate                                                                                                 7.66%
Weighted Average Remaining Term                                                                                             35.8
Servicing Fee Percentage                                                                                                    1.00%

Pool Data - Current Month
-------------------------
Aggregate Net Investment Value                                                                                    859,842,151.57
Discounted Principal Balance                                                                                      852,700,305.92
Servicer Advances                                                                                                   3,496,575.62
Servicer Pay Ahead Balance                                                                                          3,010,014.69
Maturity Advances Outstanding                                                                                      44,364,807.50
Number of Current Contracts                                                                                               48,109
Weighted Average Lease Rate                                                                                                 7.65%
Weighted Average Remaining Term                                                                                             12.0

-----------------------------------------------------------------------------------------------------------------------------------

RESERVE FUND:
  Initial Deposit Amount                                                                                            30,780,787.98
  Specified Reserve Fund Percentage                                                                                          2.50%
  Specified Reserve Fund Amount                                                                                     30,780,787.98
  Specified Reserve Fund Percentage (IF CONDITION I, II OR III MET)                                                          5.00%
  Specified Reserve Fund Amount (IF CONDITION I, II OR III MET)                                                     61,561,575.96


                                                                    Class A                  Class B                   Total
                                                                    Amount                   Amount                    Amount
                                                                    ------                   ------                    ------
  Beginning Balance                                              29,450,702.82            1,227,656.25              30,678,359.07
  Withdrawal Amount                                                          -                       -                          -
  Transferor Excess                                               1,345,725.78                       -               1,345,725.78
                                                               --------------------------------------------------------------------
  Ending Balance                                                 30,796,428.60            1,227,656.25              32,024,084.85
  Specified Reserve Fund Balance                                 29,553,131.73            1,227,656.25              30,780,787.98
                                                               --------------------------------------------------------------------
  Release to Transferor                                           1,243,296.87                       -               1,243,296.87
  Cumulative Withdrawal Amount                                      579,633.03                       -                 579,633.03
-----------------------------------------------------------------------------------------------------------------------------------

Liquidation of Chargeoffs and Repossessions:                                                Vehicles
                                                                                            --------
  Liquidated Contracts                                                                         185
                                                                                               ---
  Discounted Principal Balance                                                                                        3,290,567.15
  Net Liquidation Proceeds                                                                                           (2,814,243.12)
  Recoveries--Previously Liquidated Contracts                                                                          (180,615.70)
                                                                                                            ----------------------
  Aggregate Credit Losses for the Collection Period                                                                     295,708.33
                                                                                                            ----------------------
                                                                                                            ----------------------
  Cumulative Credit Losses for all Periods                                                                           14,395,656.07
                                                                                                            ----------------------
                                                                                                            ----------------------
Repossessed in Current Period                                                                   76
                                                                                                --
Ratio of Net Credit Losses to the Average Pool Balance                                                         Annualized Average
For Each Collection Period:                                                                                     Charge-Off Rate
                                                                                                            -----------------------
    Second Preceding Collection Period                                                                                       0.49%
    First Preceding Collection Period                                                                                        0.68%
    Current Collection Period                                                                                                0.41%

-----------------------------------------------------------------------------------------------------------------------------------
Condition (i)i (Charge-off Rate)
Three Month Average                                                                                                          0.53%
Charge-Off Rate Indicator ( > 1.25%)                                                                             CONDITION NOT MET
-----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Delinquent Contracts:                                            Rcent           Accounts          Percent             Aniv
                                                                 -----           --------          -------             ----
  31-60 Days Delinquent                                          1.60%           772             1.57%             13,520,392.40
  61-90 Days Delinquent                                          0.08%           38              0.07%                612,066.93
 Over 90 Days Delinquent                                         0.03%           14              0.04%                321,688.37
                                                                             --------------                      -----------------
  Total Delinquencies                                                           824                                14,454,147.70
                                                                             --------------                      -----------------
                                                                             --------------                      -----------------


Ratio of Number of Contracts Delinquent 60 Days or More to the Outstanding
Number of Receivables as of Each Collection Period (Includes Repossessions):
    Second Preceding Collection Period                                                                                     0.12%
    First Preceding Collection Period                                                                                      0.15%
    Current Collection Period                                                                                              0.11%


-----------------------------------------------------------------------------------------------------------------------------------
CONDITION (II) (DELINQUENCY PERCENTAGE)
--------------
Three Month Average                                                                                                       0.13%
Delinquency Percentage Indicator ( > 1.25%)                                                                 CONDITION NOT MET
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
RESIDUAL VALUE (GAIN) LOSS:                                                                    VEHICLES
                                                                                               --------
  Matured Lease Vehicle Inventory Sold                                                            368              5,840,502.75
  Net Liquidation Proceeds                                                                                        (5,228,228.62)
                                                                                                                  -------------
  Net Residual Value (Gain) Loss                                                                                     612,274.13
                                                                                                                  -------------
                                                                                                                  -------------
  Cumulative Residual Value (Gain) Loss all periods                                                                9,912,710.15
                                                                                                                  -------------
                                                                                                                  -------------


                                                                                             Average                   Average
                                         Number         Scheduled            Sale         Net Liquidation             Residual
                                          Sold          Maturities          Ratio            Proceeds                   Value
                                          ----          ----------          -----            --------                    -----
Matured Vehicles Sold for
each Collection Period:
  Second Preceding Collection Period      901             1,136                79.31%               13,470.43         15,761.39
  First Preceding Collection Period       723              752                 96.14%               14,237.60         16,132.29
  Current Collection Period               368               88                100.00%               14,207.14         15,989.17

  Three Month Average                                                                               13,884.98         15,938.09

                                                                                                                  -------------
Ratio of Three-Month Average Net Liquidation Proceeds to Average Residual Value                                           87.12%
                                                                                                                  -------------

                                                                                       Current Period
Condition (iii) (Residual Value Test)                                                   Amount/ratio                  Test Met?
---------------                                                                         ------------                  ---------

a) Number of Vehicles Sold > 25% of Scheduled Maturities                                   100.00%                     YES

b) Number of Scheduled Maturities > 500                                                     88                         NO

c) 3 Month Average Matured Leased Vehicle Proceeds  < 75% of Avg. Residual Values           87.12%                     NO

Residual Value Indicator  (condition met if tests a, b and c = YES)                                              CONDITION NOT MET
----------------------------------------------------------------------------------------------------------------------------------

                         TOYOTA MOTOR CREDIT CORPORATION
             Servicer's Certificate - Toyota Auto Lease Trust 1997-A

 Distribution Date of October 25, 1999 for the Collection Period of September 1
                           through September 30, 1999

--------------------------------------------------------------------------------------------------------------------------------
                                                                                              Certificate Balance
                                                                                              -------------------
                                                               Total                   Percent                  Balance
--------------------------------------------------------------------------------------------------------------------------------
INTEREST:                                                                              98.00%
---------
  Interest Collections                                          6,981,885.05
  Net Investment Income Earned                                             -
  Non-recoverable Advances                                       (111,412.24)
                                                          ---------------------
    Available Interest                                          6,870,472.81                                       6,159,944.09
  Class A1, A2, A3 Notional Interest Accrual Amount            (3,830,614.58)                                     (3,830,614.58)
  Unreimbursed A1, A2, A3 Interest Shortfall                               -
  Interest Accrual for Adjusted Class B Certificate Bal.         (415,406.25)                                       (415,406.25)
  Class B Interest Carryover Shortfall                                     -
  Servicer's Fee                                                 (740,404.26)                                       (663,833.33)
  Capped Expenses                                                 (24,065.00)                                        (21,576.25)
  Interest Accrual on Class B. Cert. Prin. Loss Amt.                       -                                                  -
  Uncapped Expenses                                                        -                                                  -
                                                          ---------------------                        -------------------------
  Total Unallocated Interest                                    1,859,982.72                                       1,228,513.67
  Excess Interest to Transferor                                                                                   (1,228,513.67)
                                                          ---------------------                        -------------------------
  Net Interest Collections Available                            1,859,982.72                                                  -
  Interest Collections Allocated to Losses                       (814,080.97)
  Accelerated Principal Distribution                             (179,133.78)
                                                          ---------------------
  Deposit to Reserve Fund                                         866,767.96
                                                          ---------------------
  Withdrawal from Reserve Fund                                             -
                                                          ---------------------
PRINCIPAL:
Certificate Principal Loss Amounts:
  Current Loss Amount                                            (907,982.46)                                      (814,080.97)
  Loss Reimbursement from Transferor Interest                     814,080.97                                         814,080.97
  Loss Reimbursement from Transferor Principal                          0.00                                               0.00
  Loss Reimbursement from Reserve Fund
                                                          ---------------------                        -------------------------
  Ending Certificate Principal Loss Amount                        (93,901.49)
CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance                                                        -
  Current increase (decrease)                                              -
                                                          ---------------------
  Ending Balance                                                           -
                                                          ---------------------
CLASS A INTEREST SUBORDINATED
  Beginning Balance                                                        -
  Current increase (decrease)                                              -
                                                          ---------------------
  Ending Balance                                                           -
                                                          ---------------------
CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance                                                        -
  Current increase (decrease)                                              -
                                                          ---------------------
  Ending Balance                                                           -
                                                          ---------------------
CLASS B INTEREST SUBORDINATED:
  Beginning Balance                                                        -
  Current increase (decrease)                                              -
                                                          ---------------------
  Ending Balance                                                           -
                                                          ---------------------
PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                     478,957.81                                               -
  Allocations - Current Period                                   28,070,105.74                                               -
  Allocations - Accelerated Principal Distribution                  179,133.78                                               -
  Allocations - Accelerated Principal Distribution Adj.                      -                                               -
  Allocations - Not Disbursed Beginning of Period                            -                                               -
  Allocations - Not Disbursed End of Period                                  -                                               -
INTEREST DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                     866,767.96                                               -
  Allocations - Current Period                                    4,246,020.83                                    4,246,020.83
  Allocations - Not Disbursed Beginning of Period                            -                                               -
  Allocations - Not Disbursed End of Period                       4,246,020.83                                    4,246,020.83
DUE TO TRUST - CURRENT PERIOD:
  Total Deposit to Reserve Fund                                     102,428.91
  Due To Trust                                                   33,738,557.21                                    4,246,020.83
                                                          ---------------------                        -------------------------
  Total Due To Trust                                             33,840,986.12                                    4,246,020.83


------------------------------------------------------------------------------------------------------------------------------
                                                                              Class A1                            Class A2
                                                                              --------                            --------
                                                                               Balance                              Balance
------------------------------------------------------------------------------------------------------------------------------
INTEREST:
---------
  Interest Collections
  Net Investment Income Earned
  Non-recoverable Advances


    Available Interest                                                                    -                   5,026,316.41
  Class A1, A2, A3 Notional Interest Accrual Amount                                       -                  (3,439,583.33)
  Unreimbursed A1, A2, A3 Interest Shortfall
  Interest Accrual for Adjusted Class B Certificate Bal.
  Class B Interest Carryover Shortfall
  Servicer's Fee
  Capped Expenses
  Interest Accrual on Class B. Cert. Prin. Loss Amt.
  Uncapped Expenses


  Total Unallocated Interest
  Excess Interest to Transferor


  Net Interest Collections Available
  Interest Collections Allocated to Losses
  Accelerated Principal Distribution


  Deposit to Reserve Fund


  Withdrawal from Reserve Fund


PRINCIPAL:
Certificate Principal Loss Amounts:
  Current Loss Amount
  Loss Reimbursement from Transferor Interest
  Loss Reimbursement from Transferor Principal
  Loss Reimbursement from Reserve Fund


  Ending Certificate Principal Loss Amount
CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)


  Ending Balance


CLASS A INTEREST SUBORDINATED
  Beginning Balance
  Current increase (decrease)


  Ending Balance


CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)


  Ending Balance


CLASS B INTEREST SUBORDINATED:
  Beginning Balance
  Current increase (decrease)


  Ending Balance


PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                                           -
  Allocations - Current Period                                                            -
  Allocations - Accelerated Principal Distribution                                        -
  Allocations - Accelerated Principal Distribution Adj.                                   -
  Allocations - Not Disbursed Beginning of Period                                         -
  Allocations - Not Disbursed End of Period                                               -                              -
INTEREST DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                                           -                              -
  Allocations - Current Period                                                            -                   3,439,583.33
  Allocations - Not Disbursed Beginning of Period                                         -                              -
  Allocations - Not Disbursed End of Period                                               -                   3,439,583.33
DUE TO TRUST - CURRENT PERIOD:
  Total Deposit to Reserve Fund
  Due To Trust                                                                            -                   3,439,583.33
                                                                       -----------------------         ------------------------
  Total Due To Trust                                                                      -                   3,439,583.33
                                                                       -----------------------         ------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                             Class A3                             Class B
                                                                             --------                             -------
                                                                             Balance                              Balance
-----------------------------------------------------------------------------------------------------------------------------------
INTEREST:
---------
  Interest Collections
  Net Investment Income Earned
  Non-recoverable Advances


    Available Interest                                                         562,560.80                          571,066.87
  Class A1, A2, A3 Notional Interest Accrual Amount                           (391,031.25)
  Unreimbursed A1, A2, A3 Interest Shortfall
  Interest Accrual for Adjusted Class B Certificate Bal.                                                          (415,406.25)
  Class B Interest Carryover Shortfall
  Servicer's Fee
  Capped Expenses
  Interest Accrual on Class B. Cert. Prin. Loss Amt.
  Uncapped Expenses


  Total Unallocated Interest
  Excess Interest to Transferor


  Net Interest Collections Available
  Interest Collections Allocated to Losses
  Accelerated Principal Distribution


  Deposit to Reserve Fund


  Withdrawal from Reserve Fund


PRINCIPAL:
Certificate Principal Loss Amounts:
  Current Loss Amount                                                                                             (814,080.97)
  Loss Reimbursement from Transferor Interest                                                                      814,080.97
  Loss Reimbursement from Transferor Principal                                                                           0.00
  Loss Reimbursement from Reserve Fund


  Ending Certificate Principal Loss Amount
CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)


  Ending Balance


CLASS A INTEREST SUBORDINATED
  Beginning Balance
  Current increase (decrease)


  Ending Balance


CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)


  Ending Balance


CLASS B INTEREST SUBORDINATED:
  Beginning Balance
  Current increase (decrease)


  Ending Balance


PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period
  Allocations - Current Period
  Allocations - Accelerated Principal Distribution
  Allocations - Accelerated Principal Distribution Adj.
  Allocations - Not Disbursed Beginning of Period
  Allocations - Not Disbursed End of Period                                             -                                   -
INTEREST DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                                         -                                   -
  Allocations - Current Period                                                 391,031.25                          415,406.25
  Allocations - Not Disbursed Beginning of Period                                       -                                   -
  Allocations - Not Disbursed End of Period                                    391,031.25                          415,406.25
DUE TO TRUST - CURRENT PERIOD:
  Total Deposit to Reserve Fund
  Due To Trust                                                                 391,031.25                          415,406.25
                                                                        ---------------------            ------------------------
                                                                        ---------------------            ------------------------
  Total Due To Trust                                                           391,031.25                          415,406.25


-------------------------------------------------------------------------------------------------------------------
                                                                               Transferor Interest
                                                                               -------------------
                                                                         Interest                 Principal
-------------------------------------------------------------------------------------------------------------------
INTEREST:                                                                 2.00%
---------
  Interest Collections
  Net Investment Income Earned
  Non-recoverable Advances


    Available Interest                                                        710,528.72
  Class A1, A2, A3 Notional Interest Accrual Amount
  Unreimbursed A1, A2, A3 Interest Shortfall
  Interest Accrual for Adjusted Class B Certificate Bal.
  Class B Interest Carryover Shortfall
  Servicer's Fee                                                              (76,570.93)
  Capped Expenses                                                              (2,488.75)
  Interest Accrual on Class B. Cert. Prin. Loss Amt.
  Uncapped Expenses                                                                   -
                                                                  -------------------------
  Total Unallocated Interest                                                  631,469.04
  Excess Interest to Transferor                                             1,228,513.67
                                                                  -------------------------
  Net Interest Collections Available                                        1,859,982.72
  Interest Collections Allocated to Losses                                   (814,080.97)
  Accelerated Principal Distribution                                         (179,133.78)
                                                                  -------------------------
  Deposit to Reserve Fund                                                     866,767.96
                                                                  -------------------------
  Withdrawal from Reserve Fund


PRINCIPAL:
Certificate Principal Loss Amounts:
  Current Loss Amount                                                                                 (93,901.49)
  Loss Reimbursement from Transferor Interest                                (814,080.97)
  Loss Reimbursement from Transferor Principal
  Loss Reimbursement from Reserve Fund
                                                                  -------------------------------------------------
  Ending Certificate Principal Loss Amount                                   (814,080.97)             (93,901.49)
CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)


  Ending Balance


CLASS A INTEREST SUBORDINATED
  Beginning Balance
  Current increase (decrease)


  Ending Balance


CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)


  Ending Balance


CLASS B INTEREST SUBORDINATED:
  Beginning Balance
  Current increase (decrease)


  Ending Balance


PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                                                       478,957.81
  Allocations - Current Period                                             28,070,105.74
  Allocations - Accelerated Principal Distribution                            179,133.78
  Allocations - Accelerated Principal Distribution Adj.
  Allocations - Not Disbursed Beginning of Period
  Allocations - Not Disbursed End of Period                                            -
INTEREST DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                               866,767.96
  Allocations - Current Period                                                         -
  Allocations - Not Disbursed Beginning of Period                                      -
  Allocations - Not Disbursed End of Period                                            -
DUE TO TRUST - CURRENT PERIOD:
  Total Deposit to Reserve Fund                                               102,428.91                       -
  Due To Trust                                                             29,013,578.58              478,957.81
                                                                 --------------------------------------------------
  Total Due To Trust                                                       29,116,007.49              478,957.81


                         TOYOTA MOTOR CREDIT CORPORATION
             Servicer's Certificate - Toyota Auto Lease Trust 1997-A

 Distribution Date of October 25, 1999 for the Collection Period of September 1
                           through September 30, 1999

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                Certificate Balance
                                                                                -------------------
                                                 Total                   Percent                  Balance
-----------------------------------------------------------------------------------------------------------------------------------
ORIGINAL DEAL PARAMETER
Aggregate Net Investment Value (ANIV)        1,231,231,519.20
Discounted Principal Balance                 1,231,231,519.20
Initial Notional/Certificate Balance                        -            100.00%                  1,206,600,000.00
Percent of ANIV                                                                                              98.00%
Certificate Factor                                                                                       1.0000000
Notional/Certificate Rate
Servicer Advance                                 2,825,418.78
Servicer Payahead                                1,580,862.05
Number of Contracts                                    56,340
Weighted Average Lease Rate                              7.66%
Weighted Average Remaining Term                          35.8
Servicing Fee Percentage                                 1.00%
POOL DATA PRIOR MONTH
Aggregate Net Investment Value                 888,485,116.61
Discounted Principal Balance                   880,814,354.15
Notional/Certificate Balance                                                                        796,600,000.00
Adjusted Notional/Certificate Balance                                                               796,600,000.00
Percent of ANIV                                                                                              89.66%
Certificate Factor                                                                                       1.0000000
Servicer Advances                                3,386,921.92
Servicer Pay Ahead Balance                       3,393,322.72
Maturity Advances Outstanding                   72,614,047.02
Number of Current Contracts                            49,246
Weighted Average Lease Rate                              7.65%
Weighted Average Remaining Term                          12.8
POOL DATA CURRENT MONTH
-----------------------
  Aggregate Net Investment Value               859,842,151.57
  Discounted Principal Balance                 852,700,305.92
  Notional/Certificate Balance                                                                      796,600,000.00
  Adjusted Notional/Certificate Balance                                                             796,600,000.00
  Percent of ANIV                                                                                            92.64%
  Certificate Factor                                                                                     1.0000000
  Servicer Advances                              3,496,575.62
  Servicer Pay Ahead Balance                     3,010,014.69
  Maturity Advances Outstanding                 44,364,807.50
  Number of Current Contracts                          48,109
  Weighted Average Lease Rate                            7.65%
  Weighted Average Remaining Term                       12.0


-----------------------------------------------------------------------------------------------------------------------------------
                                                   Class A1                            Class A2
                                                   --------                            --------
                                          Percent          Balance           Percent            Balance
-----------------------------------------------------------------------------------------------------------------------------------
ORIGINAL DEAL PARAMETER
Aggregate Net Investment Value (ANIV)
Discounted Principal Balance
Initial Notional/Certificate Balance         33.98%      410,000,000.00       53.87%          650,000,000.00
Percent of ANIV                                                   33.30%                               52.79%
Certificate Factor                                            1.0000000                            1.0000000
Notional/Certificate Rate                                          6.20%                                6.35%
Servicer Advance
Servicer Payahead
Number of Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term
Servicing Fee Percentage
POOL DATA PRIOR MONTH
Aggregate Net Investment Value
Discounted Principal Balance
Notional/Certificate Balance                                          -                       650,000,000.00
Adjusted Notional/Certificate Balance                                 -                       650,000,000.00
Percent of ANIV                                                    0.00%                               73.16%
Certificate Factor                                                    -                            1.0000000
Servicer Advances
Servicer Pay Ahead Balance
Maturity Advances Outstanding
Number of Current Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term
POOL DATA CURRENT MONTH
-----------------------
  Aggregate Net Investment Value
  Discounted Principal Balance
  Notional/Certificate Balance                                        -                       650,000,000.00
  Adjusted Notional/Certificate Balance                               -                       650,000,000.00
  Percent of ANIV                                                  0.00%                               75.60%
  Certificate Factor                                                  -                            1.0000000
  Servicer Advances
  Servicer Pay Ahead Balance
  Maturity Advances Outstanding
  Number of Current Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term




-----------------------------------------------------------------------------------------------------------------------------------
                                                   Class A3                            Class B
                                                   --------                            -------
                                          Percent          Balance           Percent            Balance
-----------------------------------------------------------------------------------------------------------------------------------
ORIGINAL DEAL PARAMETER
Aggregate Net Investment Value (ANIV)
Discounted Principal Balance
Initial Notional/Certificate Balance          6.03%       72,750,000.00          6.12%         73,850,000.00
Percent of ANIV                                                    5.91%                                6.00%
Certificate Factor                                            1.0000000                            1.0000000
Notional/Certificate Rate                                          6.45%                                6.75%
Servicer Advance
Servicer Payahead
Number of Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term
Servicing Fee Percentage
POOL DATA PRIOR MONTH
Aggregate Net Investment Value
Discounted Principal Balance
Notional/Certificate Balance                              72,750,000.00                        73,850,000.00
Adjusted Notional/Certificate Balance                     72,750,000.00                        73,850,000.00
Percent of ANIV                                                    8.19%                                8.31%
Certificate Factor                                            1.0000000                            1.0000000
Servicer Advances
Servicer Pay Ahead Balance
Maturity Advances Outstanding
Number of Current Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term
POOL DATA CURRENT MONTH
-----------------------
  Aggregate Net Investment Value
  Discounted Principal Balance
  Notional/Certificate Balance                            72,750,000.00                        73,850,000.00
  Adjusted Notional/Certificate Balance                   72,750,000.00                        73,850,000.00
  Percent of ANIV                                                  8.46%                                8.59%
  Certificate Factor                                          1.0000000                            1.0000000
  Servicer Advances
  Servicer Pay Ahead Balance
  Maturity Advances Outstanding
  Number of Current Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term





----------------------------------------------------------------------------------------------------------------
                                                         Transferor Interest
                                                         -------------------
                                                               Balance
----------------------------------------------------------------------------------------------------------------
ORIGINAL DEAL PARAMETER
Aggregate Net Investment Value (ANIV)
Discounted Principal Balance
Initial Notional/Certificate Balance                            24,631,519.20
Percent of ANIV                                                          2.00%
Certificate Factor
Notional/Certificate Rate
Servicer Advance
Servicer Payahead
Number of Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term
Servicing Fee Percentage
POOL DATA PRIOR MONTH
Aggregate Net Investment Value
Discounted Principal Balance
Notional/Certificate Balance                                    91,885,116.61
Adjusted Notional/Certificate Balance                           91,885,116.61
Percent of ANIV                                                         10.34%
Certificate Factor
Servicer Advances
Servicer Pay Ahead Balance
Maturity Advances Outstanding
Number of Current Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term
POOL DATA CURRENT MONTH
-----------------------
  Aggregate Net Investment Value
  Discounted Principal Balance
  Notional/Certificate Balance                                  63,242,151.57
  Adjusted Notional/Certificate Balance                         63,242,151.57
  Percent of ANIV                                                        7.36%
  Certificate Factor
  Servicer Advances
  Servicer Pay Ahead Balance
  Maturity Advances Outstanding
  Number of Current Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term


Current Month Collection Activity                                           Vehicles
---------------------------------                                           --------
Principal Collections                                                                                 9,661,376.57
Prepayments in Full                                                            578                    9,771,012.14
Reallocation Payment                                                            6                        79,506.43
Interest Collections                                                                                  6,981,885.05
Net Liquidation Proceeds and Recoveries                                                               2,994,858.82
Net Liquidation Proceeds - Vehicle Sales                                                              5,228,228.62
Non-Recoverable Advances                                                                               (111,412.24)
                                                                                           ------------------------
Total Available                                                                                      34,605,455.39
----------------------------------------------------------------------------------------------------------------------
Capped and Uncapped Expenses:                                                  Amount                           Annual Amount
                                                                       -----------------------             ------------------------
   Total Capped and Uncapped Expenses Paid                                      24,065.00                           288,780.00
   Capped and Uncapped Expenses Due                                                     -                                    -
Servicer's Fee Due:
   Servicer's Fee Paid                                                         740,404.26
   Servicer's Fee Balance Due                                                           -
 SUPPLEMENTAL SERVICER'S FEES                                                   99,870.29
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Revolving Period:                                                             Vehicles                             Amount
-----------------                                                             --------                             ------
  Beginning Unreinvested Principal Collections
  Principal Collections & Liquidated Contracts
  Allocation to Subsequent Contracts
  Ending Unreinvested Principal Collections

                                                                                                           ------------------------
-----------------------------------------------------------------------------------------------------------------------------------

I hereby certify to the best of my knowledge that the report provided is true and correct.

/s/ Holly Pearson
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Holly Pearson, Treasury Manager